NATIONWIDE MUTUAL FUNDS

Nationwide Alternatives Allocation Fund
Nationwide Bond Fund
Nationwide Bond Index Fund
Nationwide Enhanced Income Fund
Nationwide Fund
Nationwide Government Bond Fund
Nationwide Growth Fund
Nationwide International Index Fund
Nationwide International Value Fund
Nationwide Mid Cap Market Index Fund
Nationwide Money Market Fund
Nationwide S&P 500 Index Fund
Nationwide Short Duration Bond Fund
Nationwide Small Cap Index Fund
Nationwide Small Company Growth Fund
Nationwide U.S. Small Cap Value Fund

Supplement dated January 24, 2012
to the Statement of Additional Information dated December 15, 2011

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statement of Additional Information (“SAI”).

Effective January 23, 2012, the Board of Trustees has approved the appointment of Brian Hirsch as Chief Compliance Officer of Nationwide Variable Insurance Trust, replacing Kevin Grether, interim Chief Compliance Office.  Mr. Hirsch most recently was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., which is a subsidiary of the Western Southern Financial Group in Cincinnati, Ohio.  Mr. Hirsch previously held senior positions with Puglisi & Co., Palisade Capital Management, Blaylock & Partners and Continental Asset Management Corp.  Mr. Hirsch earned a bachelor’s degree in Business Administration from Rutgers University, an M.B.A. from New York University and a law degree from American University.  He also holds FINRA Series 4, 7, 24 and 66 licenses.

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